                         REGISTRATION RIGHTS AGREEMENT


                                    BETWEEN


                                    EMAP PLC


                                      AND


                          VIDEO JUKEBOX NETWORK, INC.





                            DATED: OCTOBER 30, 1996

                         REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT dated the 30th day of October, 1996 between EMAP PLC., an English company (the "Purchaser"), and VIDEO JUKEBOX NETWORK, INC., a Florida corporation (the "Company").


                                   RECITALS:

         A. The Company and the Purchaser have entered into a Stock Purchase Agreement, dated as of October 30, 1996 (the "Stock Purchase Agreement"), pursuant to which the Purchaser has agreed to purchase 1,666,667 shares (the "Preferred Shares") of the Company's 6% convertible redeemable preferred shares, par value $0.15 per share.

         B. Pursuant to the terms of the Stock Purchase Agreement, the Preferred Shares are convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.001 per share ("Common Stock").

         C. As an inducement to the Purchaser to purchase and acquire the Preferred Shares, the Company has agreed to grant the rights set forth herein for all "Demand Registrable Securities" of the Purchaser (as such terms are defined in Article I below).

         NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         As used in this Agreement, the following terms have following meanings and include the plural as well as the singular:

         1.1 "Affiliate" means with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person. For the purpose of this definition, "control" (including the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         1.2 "Commission" means the United States Securities and Exchange Commission.

         1.3 "Common Stock" shall have the meaning set forth in Recital B hereof.

         1.4 "Conversion Shares" shall have the meaning set forth in Recital B hereof.
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         1.5     "Demand Registrable Securities" means, the Conversion Shares resulting from the Purchaser's exercising its conversion rights under the terms of the Preferred Shares. However, any such shares shall be "Demand Registrable Securities" only so long as they are "Restricted Securities". Any share or other security shall be deemed a "Restricted Security" until such time as such share or other security: (a) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it to a Person who is eligible to resell such share or other security under Section 4(1) of the Securities Act (or any similar provision then in force) without compliance with Rule 144 (or any similar rule then in effect) or any other rule under the Securities Act; or (b) has been sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act to a Person who is eligible to resell such share or other security under Section 4(1) of the Securities Act (or any similar provision then in force) without compliance with Rule 144 (or any similar rule then in effect) or any other rule under the Securities Act.

         1.6     "Demand Registration" shall have the meaning set forth in
Section 2.1 hereof.

         1.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         1.8 "Island" means Island Trading Company, Inc. a New York corporation.

         1.9 "Island Stock Purchase Agreement" means that certain Stock Purchase Agreement, dated as of April 21, 1994, by and between the Company and Island.

         1.10 "Person" means any individual, partnership, firm, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

         1.11 "Piggyback Registrable Securities" means any securities which are eligible for piggyback registration rights under the TCIL Stock Purchase Agreement, the Island Stock Purchase Agreement and the StarNet/CEA Stock Purchase Agreement.

         1.12 "Piggyback Registration" means a registration statement used for the registration of Piggyback Registrable Securities.

         1.13 "Preferred Shares" shall have the meaning set forth in Recital A hereof.

         1.14    "Registration Expenses" shall have the meaning set forth in
Section 4.3 hereof.

         1.15    "Securities Act" means the Securities Act of 1933, as amended.

         1.16 "StarNet/CEA" means StarNet /CEA II Partners, a Delaware general partnership.



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         1.17    "StarNet/CEA Stock Purchase Agreement" means that certain
Stock and Note Purchase Agreement, dated as of August 24, 1993, by and between the Company and StarNet/CEA.

         1.18 "Stock Purchase Agreement" shall have the meaning set forth in Recital A hereof.

         1.19 "TCIL Stockholder(s)" means TCI Liberty, Inc., a Delaware corporation ("TCIL") and any other person who, from time to time may be and at the time of such determination, is a "Stockholder" as defined in the TCIL Stock Purchase Agreement.

         1.20 "TCIL Stock Purchase Agreement" means that certain Stock Purchase Agreement, dated as of November 21, 1990, by and between the Company and TCIL.

                                   ARTICLE II
                          DEMAND REGISTRATION RIGHTS.

         2.1 Requests for Registration. Subject to the limitations set forth in Section 2.5 hereof, the Purchaser may request registration under the Securities Act of all or part of their Demand Registrable Securities on Form S-1 or any other registration form available for use by the Company (a "Demand Registration"). The request for a Demand Registration shall specify the number of Demand Registrable Securities requested to be registered and the anticipated per share price range for such offering. However, (a) the Company shall not be required to effectuate the Demand Registration if the Company promptly delivers to the Purchaser an unqualified written opinion, addressed to Purchaser, of the Company's legal counsel to the effect that the Purchaser could immediately sell all of the Demand Registrable Securities requested to be included in such Demand Registration, under Rule 144 promulgated under the Securities Act; (b) the Company may postpone, for a reasonable period of time not to exceed 90 days (but in any event not to extend beyond the date of public disclosure of the information, or the date of abandonment or termination of the transactions or negotiations, hereinafter referred to), the filing of a registration statement otherwise required to be prepared and filed by it pursuant to this subsection
2.1 if: (i) at the time the Company receives a registration request, the Company's Board of Directors determines, in good faith and in its reasonable business judgment, that (A) such Demand Registration would require the public disclosure of material non-public information concerning any pending or ongoing material transaction or negotiations involving the Company which, in the opinion of the Company's outside legal counsel, is not yet required to be publicly disclosed, and (B) such disclosure would materially interfere with such transaction or negotiations or have a material adverse effect on the Company, and (ii) the Company diligently and in good faith continues to pursue such transaction or negotiations throughout the period of such postponement.

         2.2 Priority on Demand Registration. If the Demand Registration is for, or includes, an underwritten public offering and if the managing underwriter or underwriters of such offering advise the Company in writing that, in its or their reasonable opinion, the number of Demand Registrable Securities proposed to be sold in such public offering exceeds the number which can be sold in such public offering, the Company will include in such registration for such public



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
offering, as the case may be, only the number of Demand Registrable Securities which, in the opinion of such underwriter or underwriters, can be sold in such offering or distributed by such method as follows: (i) first, the securities requested to be included in such offering by the TCIL Stockholders, pursuant to the TCIL Stock Purchase Agreement; (ii) second, the securities requested to be included in such offering by Island pursuant to the Island Stock Purchase Agreement; (iii) third, the Demand Registrable Securities held by the Purchaser requested to be included in such offering; and (iii) fourth, the securities requested to be included in such offering and which are held by any Person other than the TCIL Stockholders, Island and the Purchaser.

         2.3 Selection of Underwriters. If the Demand Registration is for or includes an underwritten offering, the Purchaser shall select the managing underwriter or underwriters to administer such offering, who shall be reasonably satisfactory to the Company.

         2.4     Demand Expenses.  Subject to the limitations set forth in
Section 2.5 hereof, the Company shall pay for all Registration Expenses relating to the Demand Registration.

         2.5 Limitations on Demand Rights. The Purchaser may only request two (2) Demand Registrations. A registration will not count as the permitted Demand Registration: (a) until it has become effective; and (b) unless the Purchaser is able to register and sell at least 75% of the Demand Registrable Securities requested to be included in such registration. After the Demand Registrable Securities have been registered, the Purchaser shall have no obligation to sell any or all of such securities. The Purchaser may not request the Demand Registration after the fifth anniversary (the "Fifth Anniversary") of the issuance of the Preferred Shares. However, if the Company fails to give notice of the expiration of the Demand Registration rights (the "Termination Notice") to the Purchaser, at least six months prior to the Fifth Anniversary, then the Purchaser may exercise the Demand Registration rights at any time up to six months after receiving the Termination Notice from the Company (whenever received).

                                  ARTICLE III
                            REGISTRATION PROCEDURES

         3.1 Procedure. With respect to any Demand Registration, the Company, subject to Article II above, shall use its best efforts to effect the registration of all the Demand Registrable Securities, which Purchaser has requested to be included therein, as quickly as practicable. In connection with any such request, the Company shall do the following as expeditiously as possible:

                 (a) prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which is available for the registration of the Demand Registrable Securities requested to be registered;

                 (b) include in the registration on such form all the Demand Registrable Securities requested to be included and use its best efforts to cause such registration statement to become effective; provided, however, that at least ten days before filing such registration



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

statement or any prospectus or any amendment or supplement thereto, including documents to be incorporated by reference upon or after the initial filing of such registration statement, the Company will furnish to the Purchaser copies of all such documents proposed to be filed (including documents to be incorporated by reference therein), which documents will be subject to the reasonable review and comments of the Purchaser;

                 (c) unless the Company qualifies to use a Form S-3 registration statement or any similar form then in effect, prepare and file with the Commission such amendments and post-effective amendments and supplements to the registration statement or any prospectus as may be necessary to keep the registration statement effective for a period of not more than ninety (90) days and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all the Demand Registrable Securities covered by such registration statement or any supplement to any such prospectus;

                 (d) if the Company qualifies to use a Form S-3 registration statement or any similar form then in effect and if the Company receives a request for a Demand Registration, prepare and file with the Commission such registration statement to permit the offering of the Demand Registrable Securities to be made on a continuous basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) under the Securities Act (a "Shelf Registration") and keep the Shelf Registration current and continuously effective until the Purchaser can sell the Demand Registrable Securities without registration under the Securities Act in accordance with Rule 144 under the Securities Act, as such Rule may be amended from time to time;

                 (e) furnish to Purchaser such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement and such other documents as Purchaser may reasonably request;

                 (f) use its best efforts to register or qualify such Demand Registrable Securities under such other securities or blue sky laws of such jurisdiction as Purchaser reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Purchaser to consummate the disposition in such jurisdiction (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                 (g) notify Purchaser at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of Purchaser, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to subsequent purchasers of such Demand Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;



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
                 (h) cause all such Demand Registrable Securities, to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system ("NASDAQ");

                 (i) provide a transfer agent and registrar for all such Demand Registrable Securities, not later than the effective date of such registration statement;

                 (j) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Demand Registrable Securities, (including, without limitation, effecting a stock split or a combination of shares);

                 (k) make available for inspection by Purchaser, any underwriter participating in any distribution pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") to the extent reasonably necessary to enable such person to exercise their due diligence responsibilities and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. Records and other information which the Company determines, in good faith, to be confidential and of which determination the Purchaser is notified shall not be disclosed by the Purchaser unless (i) the disclosure of such Records or other information, in the opinion of counsel reasonably acceptable to the Company, is necessary to avoid or correct a misstatement or omission in the registration statement, any preliminary prospectus, any prospectus or prospectus supplement, or (ii) the release of such Records or other information is ordered pursuant to subpoena, court order or request by a governmental authority or otherwise is required by applicable law or (iii) the information in such Records or such other information is generally available to the public. Purchaser shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by governmental authority, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                 (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

                 (m) use its best efforts to obtain a "cold comfort" letter from the independent public accountants of the Company which is addressed to the Purchaser and any underwriters and contains such matters of the type customarily covered by "cold comfort" letters; and



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
                 (n) use its best efforts to obtain an opinion from counsel for the Company which is addressed to the Purchaser and contains such matters of the type customarily covered by counsel for the issuer of securities.

         3.2 Affidavits of Purchaser. With respect to any Demand Registration, the Purchaser shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the registration of the Demand Registrable Securities.

                                   ARTICLE IV
              RESTRICTIONS ON PUBLIC SALE; REGISTRATION  EXPENSES

         4.1 Public Sale by Purchaser. Purchaser shall not effect any public sale or distribution of Demand Registrable Securities, of any class or series being registered in a Demand Registration or Piggyback Registration for offering to the public, any similar security issued by the issuer of such class or series or any security exchangeable or exercisable for or convertible into any such class or series of any such Demand Registrable Securities or any such similar security, including a sale pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, during, in the case of a Piggyback Registration, the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of the Piggyback Registration (except as part of such registration or pursuant to registrations on Form S-4 or S-8 or any successor form to either such form) and, in the case of any Demand Registration, the period commencing on the date of filing the Demand Registration and ending on the 120th day following the effective date of the Demand Registration (except as part of such Demand Registration), if and to the extent requested by the Company, in the case of a non-underwritten public offering, or if and to the extent requested by the managing underwriter or underwriters, in the case of an underwritten public offering.

         4.2 Public Sale by the Company and Others. Neither the Company nor any of its Affiliates (other than Purchaser, if deemed to be an Affiliate) will effect any public sale or distribution of any securities of any class or series being registered in a Piggyback Registration or Demand Registration for offering to the public, any similar security issued by the issuer of such class or series or any security convertible into or exchangeable or exercisable for any such security during, in the case of a Piggyback Registration, the fourteen
(14) days prior to, and during the ninety (90) day period beginning on, the effective date of the Piggyback Registration (except as part of such registration or pursuant to registrations on Form S-4 or S-8 or any successor form to either such form) and, in the case of any Demand Registration, the period commencing on the date of filing the Demand Registration and ending on the 120th day following the effective date of the Demand Registration.

         4.3 Registration Expenses. The Company shall pay for all costs and expenses ("Registration Expenses") of each registration hereunder, including, but not limited to, the following: (i) registration and filing fees,
(ii) fees and expenses relating to the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of



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counsel in connection with blue sky qualifications), (iii) expenses incident to the preparation, printing and filing of the registration statement, each preliminary prospectus and definitive prospectus and each amendment or supplement to any of the foregoing and copies thereof, (iv) internal expenses (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (v) fees and expenses incurred in connection with the listing of the Demand Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company,
(vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) fees and expenses associated with any filings with or submission to the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriters," as such term is defined in Schedule E of the By-laws of the NASD, and its counsel), and (ix) fees of each investment banking firm required to be retained or consulted pursuant to the terms of this Registration Rights Agreement. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Demand Registrable Securities, as the case may be, by the Purchaser, or, except as otherwise provided in the immediately preceding sentence, any out-of-pocket expenses of the Purchaser (or any agents who manage their accounts) or fees and disbursements of any counsel for the Purchaser.

                                   ARTICLE V
                        INDEMNIFICATION AND CONTRIBUTION

         5.1 Indemnification by the Company. The Company shall indemnify the Purchaser, its officers and directors and each Person who controls Purchaser (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, preliminary prospectus or definitive prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Purchaser specifically for use in the preparation thereof or by Purchaser's failure, if required, to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Purchaser with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Purchaser.

         5.2 Indemnification by the Purchaser. In connection with any registration statement in which the Purchaser is participating, the Purchaser shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, preliminary prospectus or definitive prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make



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the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information furnished by the Purchaser to the Company specifically for use in the preparation of such registration statement or prospectus.

         5.3 Procedure. Any Person entitled to indemnification hereunder will: (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, provided that the failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations hereunder except to the extent the indemnifying party is actually prejudiced by such failure; and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         5.4 Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

         5.5     Contribution.  If the indemnification provided for in this
Article V from the indemnifying party is unavailable to the indemnified party, then the indemnifying party, instead of indemnifying the indemnified party, shall contribute to and pay the amount paid or payable by such indemnified party as a result of the loss, claim, damage, liability or expenses (collectively, the "Claim") giving rise to indemnification hereunder in such proportion as is appropriate to reflect the relative fault of the indemnifying and indemnified party in connection with the actions which gave rise to the Claim. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the action in question has been made by, or relates to, information supplied by such indemnifying party or indemnified party, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such action. The Company and the Purchaser agree that it would not be just and equitable if contribution and payment pursuant to this Section 5.5 were determined by pro rata allocation or by any other allocation method which does not take into account the equitable considerations referred to in the preceding sentence. The amount paid or payable as a result of a Claim shall include any legal or other fees and expenses reasonably incurred by such party in connection with such Claim. However, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions and payment from any Person who was not guilty of such fraudulent misrepresentation.



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
                                   ARTICLE VI
                         CERTAIN COVENANTS; AMENDMENTS

         6.1 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person: (a) agrees to sell its securities on the basis provided in any underwriting arrangements reasonably approved by the Persons entitled hereunder to approve such arrangements; and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

         6.2 Rule 144. The Company shall file, on a timely basis, any reports required to be filed by it under the Securities Act and the Exchange Act so as to enable Purchaser to sell the Demand Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by: (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time; or (b) any similar rule adopted by the Commission.

         6.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless approved in writing by the Company and the Purchaser.

                                  ARTICLE VII
                                 MISCELLANEOUS

         7.1 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made) upon the earliest to occur of
(a) receipt, if made by personal service, (b) three days after dispatch, if made by reputable overnight courier service, (c) upon the delivering party's receipt of a written confirmation of a transmission made by cable, by telecopy, by telegram, or by telex or (d) seven days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.1):

                          (a)     if to EMAP:

                                  1 Lincoln Court
                                  Lincoln
                                  Peterborough PE1 2RF
                                  Attention: The Company Secretary
                                  Telecopy: (01733) 312115



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
                          (b)     if to VJN:

                                  1221 Collins Ave.
                                  Miami Beach, Florida 33139
                                  Attention: Chief Financial Officer
                                  Telecopy: (305) 535-8520

                                  with a copy to:

                                  Lucio, Mandler, Croland, Bronstein &
                                    Garbett, P.A.
                                  701 Brickell Avenue, Suite 2000
                                  Miami, Florida 33131
                                  Attention: Leslie J. Croland, Esq.
                                  Telecopy: (305) 375-8075

         7.2 Entire Agreement. This Agreement constitutes the final written expression of all of the agreements between the parties as to the subject matter hereof.

         7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida as such laws are applied by Florida courts to agreements entered into and to be performed in Florida by and between residents of Florida.

         7.4 Headings. Headings of the Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         7.5 Severability. If for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid as applied to any particular case or in all cases, such circumstances shall not have the effect of rendering such provision invalid in any other case or of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid.

         7.6 Assignability. This Agreement and the rights and duties hereunder may not be assigned or assumed by operation of law or otherwise without the express prior written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such other parties, as applicable).

         7.7 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or its breach which is not settled between the parties, shall be settled by arbitration in accordance with the then governing rules of the American Arbitration Association, with proceedings to take place in Miami, Florida. Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction. An arbitration award may cover all costs, legal fees and other charges reasonably incurred by the prevailing party in such proceedings.



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
         7.8 Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators or permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        EMAP plc


                                        By:  /s/ Chris Innis
                                             -----------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        VIDEO JUKEBOX NETWORK, INC.



                                        By:  /s/ Alan McGlade
                                             -----------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




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